SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

 [ ] Preliminary Proxy Statement           [  ] Confidential, for Use of the
                                                Commission  Only (as  permitted
                                                by Section 14(a)-6(e)(2))
 [X] Definitive  Proxy  Statement
 [ ] Definitive  Additional Materials
 [ ] Soliciting Material Under to Rule 14a-12

                           THE PLASTIC SURGERY COMPANY
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

              ----------------------------------------------------
                   (Name of Persons(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):
 [X]  No fee required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 (1) Title of each class of securities to which transaction applies:___________

 (2) Aggregate   number   of   securities   to  which   transaction   applies:
     _________________________

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________

 (4) Proposed maximum aggregate value of transaction: _________________________

 (5)  Total fee paid: _____________________________

 [ ]  Fee paid previously with preliminary materials: __________________________

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 (1)  Amount Previously Paid: _______________________

 (2)  Form, Schedule or Registration Statement No.: ____________________________

 (3)  Filing Party: _________________________________

 (4)  Date Filed: __________________________________

================================================================================
                           THE PLASTIC SURGERY COMPANY
                     509 East Montecito Street, Second Floor
                         Santa Barbara, California 93103
================================================================================

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 14, 2000


TO THE STOCKHOLDERS OF THE PLASTIC SURGERY COMPANY:

     This notice is to notify you of the annual meeting of stockholders of The Plastic Surgery Company, a Georgia corporation.


         TIME:   Saturday, October 14, 2000, at 5:00 p.m. Pacific Standard Time.

         PLACE:  Hyatt Regency Hotel
                 711 South Hope Street
                 Los Angeles, California 90071

         PURPOSES:

          1. To elect six (6) directors to serve until the 2001 annual meeting and until their successors are elected and qualified;

          2.   To approve The Plastic  Surgery  Company 2000 Stock  Compensation
               Plan;

          3. To ratify the appointment of Arthur Anderson LLP, certified public accountants, as our independent auditors for the fiscal year ending December 31, 2000; and

          4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

These items are more fully described in the following pages.

     Only stockholders of record at the close of business on the record date set by the board of directors for the meeting, September 15, 2000, are entitled to notice of and to vote at the meeting. Please also note that your shares cannot be voted unless you are present at the meeting or your signed proxy is returned or other arrangements are made to have your shares represented at the meeting.

     Please fill in, sign, date, and return the enclosed proxy to Plastic Surgery's transfer agent, Attn: Proxy Services, whether or not you expect to attend the meeting. A return envelope is enclosed for your convenience.

                               By Order of the Board of Directors

                               /s/  Joseph E. Nida

                               Joseph E. Nida
                               Assistant Secretary


Santa Barbara, California
September 21, 2000

--------------------------------------------------------------------------------
                    PLEASE SIGN AND RETURN THE ENCLOSED PROXY

--------------------------------------------------------------------------------

================================================================================
                           THE PLASTIC SURGERY COMPANY
                     509 East Montecito Street, Second Floor
                         Santa Barbara, California 93103
================================================================================

                                 PROXY STATEMENT

     Plastic Surgery's board is using this proxy statement to solicit proxies from the holders of The Plastic Surgery Company common stock to be used at the annual meeting of stockholders. This meeting will be held at 5:00 p.m. Pacific Time. We are first mailing this proxy statement and the accompanying form of proxy to Plastic Surgery stockholders on or about September 21, 2000.

MATTERS RELATING TO THE ANNUAL MEETING:

         TIME AND PLACE:      Saturday, October 14, 2000
                              5:00 p.m. Pacific Time
                              Hyatt Regency Hotel
                              711 South Hope Street
                              Los Angeles, California 90071

         RECORD DATE:         September 15, 2000

         OUTSTANDING
         SHARES HELD ON
         RECORD DATE:         4,553,708 shares of common stock

         SHARES ENTITLED
         TO VOTE:             4,553,708 shares of common stock

         QUORUM REQUIREMENT:  A quorum of stockholders  is  necessary  to  hold
                              a  valid   meeting.   The presence  in person or
                              by proxy at the meeting of holders of shares representing a majority of the votes of the common stock entitled to vote at the meeting is a quorum.

                              Abstentions and broker "non-votes" count as present for establishing a quorum. Shares held by Plastic Surgery in its treasury do not count toward a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.

         SHARES BENEFICIALLY
         OWNED BY PLASTIC SURGERY
         OFFICERS AND DIRECTORS
         ON SEPTEMBER 15, 2000: 1,381,070 shares of common stock,  excluding exercisable options. These shares represent in total approximately 30.33% of the voting power of Plastic Surgery's common stock.

                                These individuals have indicated that they will vote in favor of the proposals recommended by Plastic Surgery's board.

         ANNUAL REPORT:         The annual report to stockholders that
                                accompanies this proxy statement is not proxy soliciting material. If you would like an additional copy, please contact Plastic
                                Surgery at the address set forth below for "company contact."

         COMPANY CONTACT:       You may contact Plastic Surgery for additional
                                information or copies of the annual report by mailing us at:

                                509 East Montecito Street, Second Floor
                                Santa Barbara, California 93103
                                Attn: Investor Relations

                                Or telephoning us at: (805) 963-0400

THE PROPOSALS:

     At the annual meeting, stockholders will be asked to consider and vote upon three items as follows:

     ITEM NO. 1. To elect six (6)  directors to serve until the 2001 annual meeting and until their successors are elected and qualified;

     ITEM NO. 2. To approve The Plastic Surgery Company 2000 Stock Compensation
                 Plan;

     ITEM NO. 3. To ratify the appointment of Arthur Andersen LLP, certified public accountants, as our independent auditors for the fiscal year ending December 31, 2000; and

     Stockholders will also be asked to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

VOTE NECESSARY TO APPROVE THE PROPOSALS:

     ITEM I, ELECTION
        OF DIRECTORS:    Directors are elected by a plurality of the votes
                         represented by the shares of common stock present at the meeting in person or by proxy.

                         This means that the six director nominees with the most affirmative votes are elected to fill the available seats. Only the number of votes "FOR" affect the outcome. Withheld votes and abstentions have no effect on the vote.

                         Because six directors are up for election, the six nominees with the greatest number of votes will be elected to fill the vacancies on the board of directors.

      ITEM II, APPROVAL
       OF THE 2000 STOCK
       COMPENSATION PLAN: Approval of the 2000 Stock Compensation Plan requires the affirmative vote of a majority of shares of common stock present or represented at the meeting. Abstentions have the same effect as a vote against the 2000 Stock Compensation Plan.

      ITEM III, RATIFICATION
       OF INDEPENDENT
       AUDITORS:          Ratification  of the  selection of Arthur Andersen LLP
                          as Plastic Surgery's independent auditors for the 2000 fiscal year requires the affirmative vote of a majority of shares of common stock present or represented at the meeting. Abstentions have the same effect as a vote against ratification of the board's selection of Plastic Surgery's independent auditors.

     Under New York Stock Exchange rules, which govern most brokers and the rules of the National Association of Securities Dealers, Inc., if your broker holds your shares in its name, your broker is permitted to vote your shares on Items I, II and III even if it does not receive voting instructions from you.

     The stockholders have no dissenters' or appraisal rights in connection with any of Items I, II or III.


--------------------------------------------------------------------------------
The board of directors of Plastic Surgery believes that the election of each of its director nominees in Item No. 1 and approval of Item No. 2 and Item No. 3 are in the best interests of Plastic Surgery and its stockholders and unanimously recommends that the stockholders vote to elect each of the director nominees in Item No. 1 and vote FOR Item No. 2 and FOR Item No. 3.
--------------------------------------------------------------------------------

                       VOTING AND SOLICITATION OF PROXIES

PROXIES

     Voting your proxy. You may vote in person at your meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

     Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. You may vote for or withhold authority to vote for Plastic Surgery's director nominees. You may also vote for or against the other proposal or abstain from voting.

     If you submit your proxy but do not make specific choices, your proxy will follow the board's recommendations and vote your shares:

          o    "FOR" the election of each of the director nominees;
          o    "FOR" the ratification of the 2000 Stock Compensation Plan;
          o "FOR" the ratification of Arthur Andersen LLP as the independent auditors for Plastic Surgery's 2000 fiscal year;
          o "FOR" any proposal by Plastic Surgery's board to adjourn the annual meeting; and
          o In its discretion as to any other business as may properly come before the annual meeting.

     Revoking your proxy. You may revoke your proxy before it is voted by:

          o    submitting a new proxy with a later date;
          o notifying our Secretary in writing at the address provided above before the meeting that you have revoked your proxy; or
          o    voting in person at the meeting.

     Voting in person. If you plan to attend a meeting and wish to vote in person, we will give you a ballot at the meeting. You may be requested to present documents for the purpose of establishing your identity. In addition, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on September 15, 2000, the record date for voting.

     People with disabilities. We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and your plan to attend. Please call or write Plastic Surgery at least two weeks before the meeting at the number or address on the second page of this proxy statement as the "Company contact."

     Confidential voting. Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

     Proxy solicitation. We will pay our own costs of soliciting proxies. In addition to this mailing, Plastic Surgery employees may solicit proxies personally or by telephone.

     The extent to which these proxy-soliciting efforts will be necessary depends entirely upon how promptly proxies are submitted. You should send in your proxy without delay. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.

OTHER BUSINESS; ADJOURNMENTS

     We are not currently aware of any other business to be acted upon at the meeting. If, however, other matters are properly brought before the meeting, or any adjourned meeting, your proxies will have discretion to vote or act on those matters according to their best judgment, including adjourning the meeting.

     Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting. We do not currently intend to seek an adjournment of our meeting.

     A list of the stockholders of record as of the record date will be available for examination during ordinary business hours at least ten days prior to the annual meeting by any stockholder, for any purpose germane to the annual meeting at our office at 509 East Montecito Street, Second Floor, Santa Barbara California 93103-3259 (telephone (805) 963-0400).


--------------------------------------------------------------------------------
If you plan to attend the meeting, please mark the appropriate box on the proxy card. Stockholders whose shares are held of record by brokers or other institutions, will be admitted upon presentation of proper identification and proof of ownership (e.g., a brokers' statement) at the door.
--------------------------------------------------------------------------------

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as to the shares of common stock beneficially owned as of September 15, 2000 by:

          o each person who beneficially owned more than five percent of the outstanding common stock of Plastic Surgery;
          o    each director or director nominee;
          o each of the CEO and each of the other four most highly compensated executive officers whose annual compensation exceeded $100,000; and
          o    all directors, directors nominees and officers as a group.

     Subject to community property laws where applicable, the person(s) as to whom the information is given had sole voting and investment power over the shares of common stock shown as beneficially owned. The share numbers and percentages are calculated on the basis of the number of outstanding securities on the record date, which was September 15, 2000, plus securities underlying each holder's options, warrants and securities convertible into common stock which have been issued and were exercisable within sixty (60) days of the record date, in accordance with SEC Rule 13d-3. Unless a person beneficially owns more than one percent of the outstanding common stock, no percentage is presented in the table. The address of all officers and directors is in care of Plastic Surgery at 509 East Montecito Street, Second Floor, Santa Barbara, California 93103.

                                                 Number of Shares of      Options, Warrants          Percentage of
                                                    Common Stock           and Convertible           Common Stock
         Name of Beneficial Owner                Beneficially Owned           Securities          Beneficially Owned
                                                                          Included in Total
-------------------------------------------      --------------------    -------------------     --------------------
Jonathan E. Wilfong...............................  723,150(1)              715,000(2)                  13.7%
Dennis E. Condon .................................     191,850                 185,600                   4.0%
Patricia A. Altavilla.............................      57,975                  57,800                   1.3%
Joshua H. Levine .................................      20,000                  20,000                      *
David H. Challoner................................       1,350                   1,000                      *
Gunnar Sundstrom..................................      20,000                  20,000                      *
William G. Armiger, M.D., F.A.C.S.................     409,949                      --                   9.0%
Robert Ersek, M.D., F.A.C.S.......................     452,914                      --                   9.9%
Mark Kaiser.......................................      10,000                  10,000                      *
John Schantz, M.D., F.A.C.S.......................      51,273                      --                   1.1%
W. Grant Stevens, M.D., F.A.C.S...................     572,001              130,000(3)                  12.3%
S.L. Schelesinger, M.D., F.A.C.S..................     236,173                  50,000                   5.1%
All executive officers and directors as a
     group (12 persons)...........................   2,509,112               1,189,400                  44.1%

 * less than 1%
 (1) Includes 150 shares of common stock and 15,000 shares subject to presently exercisable warrants held of record by his wife. Mr. Wilfong disclaims beneficial ownership of the shares held by his wife.
 (2) Includes 15,000 shares subject to presently exercisable warrants held of record by his wife. Mr. Wilfong disclaims beneficial ownership of the shares held by his wife.
 (3) Includes 15,000 shares subject to presently exercisable warrants held by his wife. Dr. Stevens disclaims beneficial ownership of the warrants held by his wife.

            BOARD OF DIRECTORS MEETINGS, REMUNERATION AND COMMITTEES

BOARD OF DIRECTORS

     During fiscal 1999, the board of directors acted by written consent on one occasion prior to our initial public offering. During fiscal 1999, the sole director, Mr. Wilfong, participated in all actions of the board and during 2000 all directors other than Mr. Kaiser have attended or participated in at least seventy-five percent (75%) of the meetings or actions by written consent of the board, and of the meetings or actions by written consent of committees of the board of which they were a member. Mr. Kaiser resigned from the board of directors in August 2000 due to conflicting time demands. In addition to attending meetings or acting by written consent, directors also discharge their responsibilities by review of company reports to directors, visits to company facilities, correspondence and telephone conferences with executive officers and others regarding matters of interest and concern to Plastic Surgery.

COMPENSATION OF DIRECTORS

     Members of the board are reimbursed for their out of pocket expenses for each meeting attended, but otherwise serve without cash compensation. We adopted the 1999 Non-Employee Director Stock Plan, pursuant to which each non-employee director receives a non-discretionary grant to purchase 10,000 shares of common stock upon his or her election or appointment to the board and, if the non-employee director is serving as a non-employee director following the annual meeting each year, an additional non-discretionary grant for the purchase of 10,000 shares of common stock.

BOARD COMMITTEES

     The board appoints committees to help carry out its duties. In particular, board committees work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meetings with the full board. The board has established the following committees.

     Audit Committee

     There was no audit committee appointed for the year 1999. In the year 2000, the following directors were appointed to the audit committee:

                                Jonathan Wilfong
                              John L. Schantz, M.D.

     The audit committee was formed in 2000 following our initial public offering and met on one occasion during the first six months of 2000. The committee is responsible for accounting and internal control matters. The audit committee:

          o reviews with management, the internal auditors and the independent auditors policies and procedures with respect to internal controls;
          o    reviews significant accounting matters;
          o approves the audited financial statements prior to public distribution;
          o approves any significant changes in accounting principles or financial reporting practices;
          o    reviews independent auditor services; and
          o recommends to the board of directors the firm of independent auditors to audit Plastic Surgery's consolidated financial statements.

     In addition to its regular activities, the committee is available to meet on call of the independent accountants, controller or internal auditor whenever a special situation arises.

     Compensation Advisory Committee

     The compensation advisory committee is currently composed of the following directors:

                                Jonathan Wilfong
                        W. Grant Stevens, M.D., F.A.C.S.

     The compensation advisory committee (including for purposes of administering Plastic Surgery's 2000 stock plans) was formed in 2000 following our initial public offering and met on two occasions during the first six months of 2000. The compensation advisory committee:

          o recommends to the board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation advisory committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;
          o administers Plastic Surgery's compensation plans for the same executives;
          o    determines equity compensation for all employees;
          o reviews and approves the cash compensation and bonus objectives recommended by the chairman of the board and president and the chief executive officer for the other executive officers; and
          o reviews various matters relating to employee compensation and benefits.

     Compensation Advisory Committee Interlocks and Insider Participation

     All of the members of the board (consisting solely of Mr. Wilfong in 1999) determined executive compensation prior to the formation of a compensation committee on January 15, 2000, at which time, the board designated a compensation committee composed of Messrs. Wilfong and Kaiser and Dr. Stevens. Mr. Kaiser has subsequently resigned as a director. None of our executive officers serves as a member of a compensation committee or as a director of any entity of which our directors serve as an executive officer.

     In June of 1997, we entered into a consulting agreement, which was amended on September 30, 1998, with Mr. Wilfong, the chairman of the board of directors. Under his consulting agreement, Mr. Wilfong agreed to provide us with his financial and general business services, and we agreed to pay Mr. Wilfong a consulting fee of $428,000 for such services. This consulting fee was payable in monthly installments of $8,000, with the balance, net of payments made through September 30, 1998, payable at the effective date of our initial public offering. From September 30, 1998 to the effective date of our initial public offering, Mr. Wilfong was to receive monthly payments of $8,000. Mr. Wilfong earned a bonus in 1998 of $150,000 payable upon the closing of the initial public offering.

     On May 13, 1999, we sold to Mr. Wilfong warrants to purchase 700,000 shares of common stock at an exercise price per share equal to $2.50. The purchase price was $.50 per share. We received a note from Mr. Wilfong in the amount of $350,000 for the $.50 purchase price of the warrants. The note was full recourse and was to mature three years from the date of issuance and accrue interest at a rate of 8% per annum. The note was paid off prior to June 30, 1999 by an offset to accrued compensation. On December 29, 1999, the board approved the purchase of the warrants from Mr. Wilfong for the issuance (i) of a non-interest bearing promissory note in the principal amount of $1,050,000 and (ii) warrants to purchase 700,000 shares of common stock at $8.00 per share. The note provides for repayment in monthly installments of $15,000 and prepayment without penalty at any time or from time to time at the discretion of the board. The warrants may be exercised in whole or in part for a five-year term beginning on the date of issuance. We recorded a compensation charge of approximately $3.5 million in 1999 related to these transactions.

                               EXECUTIVE OFFICERS

                  Name                                   Age                                Position
------------------------------------------       --------------------      -------------------------------------------
Dennis E. Condon......................                   51                President, Chief Executive Officers and
                                                                           Director

Gunnar Sundstrom......................                   54                Chief Financial Officer

Joshua H. Levine......................                   41                Chief Development Officer

Patricia A. Altavilla.................                   42                Executive Vice President of Marketing and
                                                                           Business Planning

Dennis E. Condon, President, Chief Executive Officer and Director

     Mr. Condon has served as our president and chief executive officer since June 1998 and has served as a director since December 15, 1999. From 1984 until joining us, Mr. Condon was employed by Mentor Corporation, an international supplier of medical products and technology, serving from 1991 to 1998 as president of the Mentor's medical device division specializing in aesthetic surgery implants and electromechanical medical instrumentation.

Gunnar Sundstrom, Chief Financial Officer

     Mr. Sundstrom has served as chief financial officer since May 1999. From 1992 to 1999, Mr. Sundstrom was employed by Mentor Corporation's medical device division, serving as vice president and controller since 1996.

Joshua H. Levine, Chief Development Officer

     Mr. Levine has served as our chief development officer since February 2000. From September 1998 through January 2000 he was the vice president of sales and marketing for the aesthetics business at Mentor Corporation. From October 1996 through September 1998, Mr. Levine was the vice president of sales for Mentor's aesthetics business. From January 1993 through September 1995, Mr. Levine was the vice president-general manager of the home care division of Kinetic Concepts Inc., a San Antonio based company.

Patricia A.  Altavilla,  Executive  Vice  President  of  Marketing  and Business
Planning

     Ms. Altavilla has served as our vice president of marketing and business planning since August 1998. From 1984 to 1998, Ms. Altavilla was employed by Mentor Corporation, serving as vice president of marketing since 1993.

     BOARD COMPENSATION ADVISORY COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation committee is responsible for ensuring that a proper system of short- and long-term compensation is in place to provide performance-oriented incentives to management. Its report on compensation is as follows:

     The compensation committee is responsible for administering our executive compensation program. Until January 2000, we had no compensation committee or other committee of the board of directors performing similar functions. Decisions regarding the compensation of executive officers for all periods from inception until then were made by our board of directors. Prior to January of 2000, our board consisted of Mr. Wilfong. The board of directors established a compensation committee on January 15, 2000 consisting of Messrs. Wilfong and Kaiser and Dr. Stevens. In August 2000, Mr. Kaiser resigned from the board.

     Compensation Policy

     The compensation committee has adopted the following general principles and objectives which it considered in establishing executive compensation levels for 2000 and which it will use to guide future compensation decisions:

          o Our compensation programs should be designed to attract and retain highly qualified executives who will be critical to our long-term success.

          o    A portion of the  executive's  total  compensation  should bear a
               direct   relationship   to   our   operating    performance   and
               profitability.

          o Executives should be recognized and rewarded for high performance and extraordinary results.

          o Incentive compensation arrangements should provide executives with an opportunity to acquire and increase direct ownership interests in the company and motivate them to build stockholder value by aligning their personal interests with stockholder interests.

     Executive Compensation Program

     The compensation committee believes that a portion of the compensation paid to executive officers should relate to both our short-term and long-term profitability. Therefore, the executive officers' compensation program is composed of base salary, bonus and long-term incentive compensation.

     Base Salary and Bonus. Base salaries for Mr. Condon and Ms. Altavilla are paid pursuant to employment agreements. Each of Messrs. Condon, Levine and Sundstrom and Ms. Altavilla are eligible for an annual cash bonus of up to 30 percent of his or her annualized base salary. The individual bonus percentages for 1999 were established by the compensation committee based upon each officer's level of responsibility and his or her contributions toward improving operating performance and profitability. The bonus percentages will be reviewed annually by the compensation committee and may be adjusted in accordance with these factors or others that the compensation committee determines to be relevant at the time.

     The compensation committee believes that the bonus portion of the executive compensation program is effective in motivating our executive officers to improve our current profitability. The compensation committee also believes that an adequate base salary is necessary to retain effective executive officers and to discourage management decisions which might improve short-term profitability but may not always be in the our long-term best interest.

     Long-Term Incentives. The compensation committee believes that, in addition to the annual cash bonus arrangements, it is appropriate for us to provide long-term incentive awards to motivate the executive officers to improve our long-term profitability and create value for the stockholders. In 1999, Messrs. Condon and Sundstrom and Ms. Altavilla received grants of options for the purchase of common stock of 300,000, 100,000 and 150,000 shares, respectively. In February of 2000, Mr. Levine received a grant of options for the purchase of 100,000 shares of common stock.

     Compensation of the Chief Executive Officer. Compensation arrangements for Mr. Condon as president and chief executive officer were determined based on his employment agreement with respect to base salary and long-term compensation and based on consideration of the factors described above with respect to the bonus amounts.

     Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code, added as part of the Omnibus Budget Reconciliation Act of 1993, imposes a limitation on deductions that can be taken by a publicly held corporation for compensation paid to certain of its executives. Under Section 162(m), a deduction is denied for compensation paid in a tax year beginning on or after January 1, 1994, to a corporation's chief executive officer or any of its other four most highly compensated officers to the extent that such compensation exceeds $1 million. Certain performance-based compensation, however, is specifically exempt from the deduction limit.

     The compensation committee's current policy with respect to the Section 162(m) limitations is to preserve the federal income tax deductibility of executive compensation payments when it is appropriate and in our best interests and our stockholders. For the foreseeable future, the compensation committee does not expect Section 162(m) to have any practical effect on our compensation program. However, the committee reserves the right to approve the payment of nondeductible compensation in the future if it deems such payment to be appropriate.

                                     Compensation Committee

                                     Jonathan Wilfong, Chairman
                                     W. Grant Stevens, M.D., F.A.C.S.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to all compensation earned, whether paid or accrued, in the fiscal years ended December 31, 1997, 1998 and 1999, for services rendered in all capacities to us by our chief executive officer and the other four most highly compensated officers earning in excess of $100,000. We were incorporated in April 1997 and did not conduct any operations prior to that time.

                                                              Annual                                  Long-Term
                                                           Compensation                              Compensation
                                            --------------------------------------  -----------------------------------------
                                                                                      Other
                                                                                      Annual
Name and                                             Salary          Bonus         Compensation      Underlying Options
Principal Position                     Year           ($)             ($)               ($)            (# of Shares)
---------------------------------     --------     -----------    ------------     --------------    -------------------

Dennis E. Condon                       1999          $200,000        $218,334      $12,500(1)                400,000
   President, Chief Executive          1998          $100,000         $30,000          --                        600
  Officer and Director.........        1997                --              --          --                         --

                                       1999           $32,000        $700,000          --                    350,000
Jonathan E. Wilfong                    1998          $144,000        $150,000          --                         --
    Chairman of the Board......        1997          $187,250        $192,750          --                         --

Patricia Altavilla                     1999          $158,750         $91,250       $8,750(2)                160,000
  Executive Vice President of          1998           $47,747         $15,000          --                        300
 Marketing and Business Planning       1997                --              --          --                         --

Gunnar Sundstrom

  Chief Financial Officer......        1999           $78,500         $73,563          --                    100,000

                                       1999          $125,000              --          --                         --
David H. Challoner                     1998          $195,000              --          --                         --
   Chief Development Officer(3)        1997           $52,500              --          --                      1,000

(1) Includes accrued compensation of $12,500 used to pay off notes for the purchase of our warrants by the officers in May 1999.
(2)  Includes other compensation of $8,750.
(3) David Challoner resigned his employment with Plastic Surgery as chief development officer effective as of November 1999.

OPTION GRANTS IN 1999

     The following table sets forth information as of December 31, 1999 and the year then ended concerning stock options granted to the named executives. No options or stock appreciation rights were exercised during the year.

--------------------------------------------------------------------------------
                        Option Grants in Last Fiscal Year
--------------------------------------------------------------------------------

                                                                                                   Potential Realizable
                                Number of       % of Total                                             Value at Assumed
                                Securities        Options                                                      Annual Rates of
                                Underlying      Granted to                                       Stock Price Appreciation for
                                 Options         Employees                                              Option Term (1)
                                 Granted          During     Exercise Price     Expiration   __________________________________
Name                             (# of shares)   the Year       ($/share)          Date            5% (2)           10% (2)
____________________________    _____________   __________    ______________    ___________  _______________     ______________
Dennis E. Condon.........        300,000          49.6%          $ 8.00         12/15/04           $ 88,750          $740,495

Patricia A. Altavilla....        150,000          24.8%          $ 8.00         12/15/04             44,375           370,247

David Challoner (3)......          --              --              --              --                 --                --

Gunnar Sundstrom.........        100,000          16.5%          $ 8.00         12/15/04             29,583           246,832
-----------

(1) In accordance with Securities and Exchange Commission rules, these columns show gains that might exist for the respective options, assuming that the market price of Plastic Surgery common stock appreciates from the date of grant over a period of 10 years at the annualized rates of 5% and 10%, respectively. If the stock price does not increase above the exercise price at the time of exercise, realized value to the named executives from these options will be zero.
(2) Based on the closing price of $6.50 per share of common stock on December 31, 1999.
(3) Mr. Challnor resigned his employment as chief development officer effective as of November 1999, and under his employment agreement, forfeited any right to any options.

AGGREGATE OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information as to option holdings for the fiscal year ended December 31, 1999 with respect to each of the named executive officers. No options or stock appreciation rights were exercised during the year.

--------------------------------------------------------------------------------
     Options Exercises in Last Fiscal Year and Fiscal Year-End Option Values

--------------------------------------------------------------------------------
Name                                      Number of Securities Underlying Unexercised Options at December 31, 1999 (#)
----------------------------------------------------------------------------------------------------------------------
                                                              Exercisable                        Unexercisable
                                                     -------------------------------     -----------------------------
Dennis E. Condon.................................                60,300                                    240,000
Patricia A. Altavilla............................                30,300                                    120,000
David Challoner(1)...............................                  --                                         --
Gunnar Sundstrom.................................                20,000                                     80,000

 (1) Mr.  Challoner  resigned  his  employment  as  chief  development   officer
     effective as of November 1999, and under his employment agreement, forfeited the right to any option grants.

EMPLOYMENT AGREEMENTS

     Each surgeon who is an equity holder in a practice or who provides plastic surgery services through a practice on an average of more than 10 days a month executed, either at the time of execution of the business services agreement or thereafter, an employment agreement with the practice. Each employment agreement generally provides that the surgeon will perform professional services for the practice over periods ranging from five to 25 years, with automatic renewal for additional one-year terms. After the expiration of the initial term, either the practice or the surgeon may terminate the employment agreement at any time without cause by giving 90 days prior written notice. Each surgeon's compensation is a percentage of net cash collected by the practice after the payment of the service fee and all operating expenses of the practice, with the percentage to be determined by the practice. The surgeon agrees that upon termination or expiration of the employment agreement, he or she will not compete for a period of two years in the market in which the practice operates an office, will not solicit former patients of the practice, will not solicit referrals from any physician who referred one or more patients to the surgeon or the practice within the two years prior to the termination, and will limit the methods of advertising in the area in which a practice is located.

     The employment agreement is between the surgeon and the practice and we are not a party to the employment agreement. The parties to the employment agreement can amend the employment agreement without our consent. The practice, however, entered into a business services agreement with us that requires the practice to enter into the employment agreements, in the form attached to the business services agreement, with all owners of the practice or any surgeon who performs surgery for the practice for at least 10 days a month. If the practice or the surgeon modifies the employment agreement in a way that causes the practice to breach any of the terms of the business services agreement, we are entitled to enforce the terms of the business services agreement against the practice. We cannot guarantee that the surgeon will complete the five- or 25-year term or renew his or her employment at the end of the term. If the surgeon does not complete his or her employment terms or does not renew his or her contract, our revenues will be adversely affected.

     Each allied surgeon who is an equity holder in an allied practice or who provides plastic surgery services through an allied practice an average of more than 10 days a month is required to execute, either at the time of execution of the business services agreement or thereafter, an employment agreement with the allied practice. Each employment agreement generally provides that the allied surgeon will perform professional services for the allied practice over a period of five years, with automatic renewal for additional one-year terms. After the expiration of the initial term, either the allied practice or the allied surgeon may terminate the employment agreement at any time without cause by giving 90 days' prior written notice. Each allied surgeon's compensation is a percentage of the net cash collected by the allied practice after the payment of the service fee and all operating expenses of the allied practice, with the percentage to be determined by the allied practice. The allied surgeon agrees that upon termination or expiration of the employment agreement, he or she will not compete for a period of two years in the market in which the allied practice operates an office, will not solicit former patients of the allied practice, will not solicit referrals from any physician who referred one or more patients to the allied surgeon or the allied practice within the two years prior to the termination, and will limit the methods of advertising in the area in which any allied practice is located.

     We entered into employment agreements with Messrs. Condon and Levine and Ms. Altavilla providing for annual base salaries of $200,000, $150,000 and $150,000, respectively, with each being eligible for a cash bonus of up to 30% of his or her base salary if certain annual financial performance targets are met. Mr. Sundstrom was granted a bonus of $15,000 payable upon closing of the initial public offering, and Mr. Levine was granted a signing bonus of $48,000 payable $4,000 per month during his first year of employment with us. We also granted Mr. Condon and Ms. Altavilla options to purchase 600 and 300 shares of common stock, respectively, at an exercise price of $500.00 per share with the options vesting on June 15, 1998 and August 1, 1998, respectively. These options have since been cancelled. Additionally, we granted at the closing of the initial public offering options for the purchase of common stock to each of Messrs. Condon and Sundstrom and Ms. Altavilla for 300,000, 100,000 and 150,000, shares, respectively, at an exercise price of $8.00 per share. Twenty percent of these options vested upon the effective date of the initial public offering and the remainder vest 20% per year on each of the first four anniversary dates of that effective date. In February of 2000, we granted options to Mr. Levine for the purchase of 100,000 shares of common stock, at an exercise price of $6.75 per share. Twenty percent of these options vested upon the date of his employment and the remainder vest 20% per year on each of the first four anniversary dates of that date. Each of these employment agreements is for an initial term of five years with an automatic renewal for successive one-year terms unless prior notice of termination is provided. We may terminate an employment agreement for cause, without cause upon 30 days prior written notice, or upon death or disability of the employee. The employee may terminate the employment agreement within 120 days after a constructive termination (as defined therein). If the employee's employment is terminated by us without cause by the employee within 120 days following a constructive termination, or upon occurrence of a change in control, we will pay the employee on the date of termination:

          o    severance pay in the amount of two times annual base salary;
          o base salary accrued but unpaid from the last monthly payment date to the date of termination;
          o    specified expense reimbursements;
          o a pro-rata portion of the annual maximum bonus for the year in which the termination occurs; and
          o two times the amount of the bonus actually earned for the prior calendar year, or if the termination occurs during the first year of employment, two times the pro-rata portion of the annual maximum bonus for the first year.

Each agreement prohibits the employee from competing with us for a period of two years following termination of employment.

     We entered into an employment agreement with Mr. Challoner to serve as chief development officer, providing for an annual base salary of $150,000 and eligibility for a cash bonus of up to 30% of his base salary if certain annual financial performance targets were met. Upon the effective date of the initial public offering, we were to grant Mr. Challoner options to purchase 150,000 shares of common stock at an exercise price of $8.00 per share. The options were to vest 20% upon the effective date of the initial public offering with the remainder to vest 20% per year on each of the first four anniversary dates of that date. As of January 15, 2000, Mr. Challoner resigned his employment with us effective November 1999 as chief development officer and Mr. Challoner forfeited the right to receive the grant of options at the initial public offering. Mr. Challoner signed an agreement with us, effective as of January 15, 2000, allowing for the payment of his accrued salary over a six-month period.

                           EMPLOYEE STOCK OPTION PLANS

     We  have  adopted  the  1998  Employee  Stock  Option  Plan  and  the  1999
Non-Employee Director Stock Plan. We intend to register the shares of common stock issuable upon exercise of options granted under these plans under the Securities Act. Upon registration, such shares will be eligible for resale in the public market, subject to applicable rules and regulations of the Securities Act. Some of those shares are presently eligible for resale under Rule 701 under the Securities Act.

     1998 Employee Stock Option Plan

     The board has adopted and the stockholders have approved the 1998 Employee Stock Option Plan. Awards under the plan are to be determined by the compensation committee and granted to officers and employees as incentive or non-incentive stock options. The employee plan may be terminated by the board at any time.

     Up to 840,000 shares of common stock may be issued under the employee plan, subject to certain anti-dilution provisions. At the closing of our initial public offering, options for the purchase of 655,000 shares of common stock had been granted to certain officers and employees at an exercise price equal to the price to the public in the offering. These options vested 20% upon the closing of the offering, with the balance vesting 20% per year on the first through fourth anniversary dates of the date of grant. The options expire five years from the date of grant. As of September 15, 2000, options to purchase an additional 750,000 shares of common stock had been granted at a weighted average exercise price of $8.00 per share. Each of these options vests 20% on the date of grant and 20% on each of the first through fourth anniversaries thereafter.

     1999 Non-Employee Director Stock Plan

     The board has adopted and the stockholders have approved the 1999 Non-Employee Director Stock Plan. Awards under this plan are to be granted to non-employee directors to purchase shares of our common stock.

     Up to 280,000 shares of common stock may be issuable under the non-employee director plan. Each person who is elected or appointed a non-employee director will be granted a non-discretionary option to purchase 10,000 shares of common stock at the time of his or her election or appointment. Beginning in 2000, each person who continues to serve as a non-employee director following the annual stockholders meeting each year will receive a non-discretionary option to purchase 10,000 shares of common stock. Options issued to non-employee directors under this plan will be non-qualified stock options, and will expire 10 years from the date of the grant. The exercise price will be equal to the average closing bid price for the five trading days before election or appointment of the director. Options issued to non-employee directors become exercisable on the first anniversary of the date of the grant.

     Administration of the Stock Option Plans

     The employee plan is administered by the compensation committee of the board. The non-employee director plan is self-governing. Under the employee plan, the compensation committee will determine who will receive, and the times at which, awards are granted, the types of awards granted, and all other terms and conditions of the awards. Under the employee plan, the compensation committee must consist of at least two directors, and for grants of options or awards to any persons subject to Section 16 of the Exchange Act, the committee must consist of at least two directors who are non-employee directors under Rule 16b-3.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Simultaneously with and as a condition to the closing of the initial public offering, we acquired certain operating assets of, or the stock of 16 founding practices in exchange for cash and shares of our common stock. These transactions were accounted for under Staff Accounting Bulletin 48 "Transfers of Nonmonetary Assets by Promoters and Shareholders," with the assets recorded at historical cost. Concurrently, we entered into business services agreements with these founding practices. In addition, we acquired nine other founding practices. These transactions were accounted for at the fair value of the assets. Each of these transactions were individually negotiated by us and each founding practice with respect to all material terms including, without limitation, valuation. Our executive officers and Mr. Wilfong negotiated the transactions with the founding practices. The aggregate consideration paid by us to these founding practices upon closing of the initial public offering was approximately $35.7 million, consisting of 2,999,734 shares of our common stock and approximately $6.6 million in cash and the delivery of approximately $5.1 million in promissory notes. The cash portion of the consideration was paid from proceeds received by us in the initial public offering. Drs. Ersek, Schantz and Stevens, all of whom were our directors as of the closing of the offering, received 452,914, 51,273 and 441,601 shares of our common stock, respectively, $452,914, $51,274 and $441,601 in cash, respectively, and $452,914, $51,274, and
$441,601 in promissory notes, respectively, as a result of the acquisition of their founding practices. Drs. Armiger and Schlesinger received 409,949 and 185,973 shares of our common stock, and $1,069,898 and $110,347 in cash, respectively, as a result of the acquisition of their founding practices. Dr. Schlesinger also received $103,698 in a promissory note. The consideration that we agreed to pay each of the founding practices of Drs. Armiger, Ersek, Schantz, Schlesinger and Stevens was calculated in the same manner as the consideration for each of the other founding practices.

     Upon the closing of the acquisition of the founding practices, we entered into a business services agreement with each of Drs. Armiger, Ersek, Schantz, Schlesinger and Stevens. The business services agreements provide that each practice will pay our fees based on a percentage of the net cash collected by that practice. Our revenue consists of the sum of the service fee and amounts equal to the operating expenses of the practice assumed by us under the business services agreements. The operating expenses of the practice that are our responsibility and which we are legally obligated to pay include the following:

          o salaries, benefits, payroll taxes, workers compensation, health insurance and other benefit plans, and other direct expenses of non-medical employees that are our employees located at the practice;
          o direct costs of all employees or consultants that provide services to each practice's office;
          o    medical and office supplies;
          o lease or rent payments, utilities, telephone and maintenance expenses for practice facilities;
          o    property taxes on our assets located at the practice offices;
          o property, casualty and liability insurance premiums, excluding malpractice insurance which is the responsibility of the practice;
          o    surgeon recruiting expenses; and
          o advertising and expenses attributable to the promotion of practice offices.

     We assume all of these expenses and pay the third-party provider of the goods and services. The practice retains the responsibility for payment of any and all direct employment expenses, including benefits, for any surgeon or other employee that we are prohibited from employing by applicable law. In addition, the practice retains responsibility for the payment of expenses for continuing education, seminars, professional licenses, professional membership dues and malpractice insurance and all other expenses of any surgeon.

     Under a consulting agreement that terminated on September 30, 1998, we paid Mr. Challoner $110,500 and issued him a warrant to purchase 1,000 shares of common stock at $250.00 per share, exercisable on or before October 1, 2002.

     On May 13, 1999, we sold to Messrs. Wilfong and Condon and Ms. Atlavilla warrants to purchase an aggregate of 1,390,204 shares of common stock at an exercise price per share of $2.50. The purchase price for the warrants was $.50 per share. We received cash proceeds of $303,852 from the sale of these warrants. We received notes from Mr. Wilfong (chairman of the board), Mr. Condon (president and chief executive officer), and Ms. Altavilla (executive vice president of marketing and business planning) in the amount of $350,000, $12,500 and $8,750, respectively, for the $.50 per share purchase price of the warrants. The notes were full recourse notes that were to mature three years from the date of issuance and accrue interest at a rate of 8% per annum. The notes were subsequently paid off prior to June 30, 1999, by an offset to accrued compensation owed to the holders. The warrants may be exercised in whole or in part for a five-year term commencing on the date of issuance. The warrants are not subject to adjustment for stock splits, stock dividends or any other reorganization of our outstanding stock. We recorded compensation charges in December 1999 of approximately $3.5 million related to these transactions, based on the fair value of our common stock on the date of issuance of $8.93 per share.

     On December 29, 1999, the board approved the purchase of the warrants from Mr. Wilfong for the issuance (i) of a non-interest bearing promissory note in the principal amount of $1,050,000 and (ii) warrants to purchase 700,000 shares of common stock at $8.00 per share. The note provides for repayment in monthly installments of $15,000 and prepayment without penalty at any time or from time to time at the discretion of the board. The warrants may be exercised in whole or in part for a five-year term beginning on the date of issuance.

     In connection with our initial public offering, we granted warrants to purchase an aggregate of 137,750 shares of common stock with an exercise price per share equal to the initial public offering price, exercisable for a five-year term commencing on the closing of the initial public offering, to the following allied surgeons: 75,000 to Dr. Stevens, who is a director, for referring allied surgeons to us for affiliation and assisting us in recruiting of our officers; and 8,750 to Dr. Ellenby, 12,000 to Dr. Jewett, 30,000 to Dr. Schlesinger, and 12,000 to Dr. Singer for referring allied surgeons to us for affiliation. We recorded expense related to these warrants at the closing of the initial public offering.

     We also issued warrants to individuals not affiliated with us to purchase an aggregate of 125,000 shares of common stock with an exercise price per share equal to the initial public offering price, exercisable for a five-year term commencing on the date of the initial public offering, for referring allied surgeons to us. We recorded expense related to these warrants at the closing of the initial public offering.

     On May 12, 1999, we issued warrants to purchase 100,000 shares of common stock to Mr. Condon and warrants to purchase 10,000 shares of common stock to Ms. Altavilla for an exercise price per share equal to $2.50. The warrants are not subject to adjustment for stock splits, stock dividends or any other reorganization of our outstanding stock. We recorded expense related to the issuance of these warrants based on the fair value of our common stock on the date of issuance of $8.93 per share.

     In June 1999, we agreed to pay to Mr. Condon a cash bonus in the amount of $75,000 for past services provided. This cash bonus was payable upon the completion of our initial public offering.

Prospective Loan Guaranty $250,000

     Mr. Condon has issued a continuing personal guaranty of a $250,000 line of credit in favor of Plastic Surgery. At September 15, 2000 there was no outstanding balance on the line of credit.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following line graph compares the yearly percentage change in cumulative stockholder return on the common stock with (a) the performance of the Standard & Poor's 500 Stock Index, a broad equity market indicator, and (b) the performance of a peer group of 20 comparable companies selected by Plastic Surgery. The graph compares the percentage change in the return on the common stock from December 10, 1999, the date of our initial public offering to December 31, 1999. The stock price performance graph assumes an investment of $100.00 on December 10, 1999 in Plastic Surgery and in each of these indices and reinvestment of any dividends. Stock price performance as presented is not necessarily indicative of future results.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
           AMONG THE PLASTIC SURGERY COMPANY, THE S&P 500 STOCK INDEX,
                              AND PEER GROUP INDEX

                               [GRAPHIC OMITTED]

                      DECEMBER 10, 1999          DECEMBER 31, 1999
                      -----------------          -----------------

   PLASTIC SURGERY         100.00                        81.25
   S&P 500                 100.00                       105.89
   PEER GROUP              100.00                        81.94

     The peer group consists of 20 publicly owned and exchange-traded companies with similar market capitalization as Plastic Surgery. The market capitalization criteria used in determining a peer group was selected by Plastic Surgery for stockholder return comparative purposes, as there is no published industry or line-of-business index comparable to the industry or line-of-business of Plastic Surgery.

===============================================================================
                                   ITEM NO. 1
                              ELECTION OF DIRECTORS
================================================================================

     The by-laws of Plastic Surgery authorize not more than nine (9) nor less than five (5) members of the board. Effective January 15, 2000, the board by resolution fixed the number of members at six (6) until changed. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of six (6) nominees named below, each to serve until the next annual meeting of stockholders and until the director's successor is elected and qualified. If any stockholder gives notice in accordance with our certificate of incorporation and applicable law of his or her intention to cumulate votes, then all stockholders may cumulate votes. If such notice is given, the proxy holders will vote the proxies received by them cumulatively in their discretion.

     The nominees for director to be elected by the stockholders are currently members of the board. If elected, the nominees will hold office until the annual meeting of stockholders in 2001, and until his or her successor is duly elected and qualified.

                                                                     Positions with Plastic
             Name                     Age      Director Since               Surgery                     Committees
--------------------------------    -------    -------------    -----------------------------    -----------------------
Jonathan E. Wilfong...................51.         1997        Chairman of the Board            Audit, Compensation

Dennis E. Condon......................51.         2000        President; Chief Executive
                                                              Officer; Director

William G. Armiger, M.D...............53.         2000        Director

Robert A. Ersek, M.D..................61.         2000        Director

John C. Schantz, MD...................58.         2000        Director                         Audit

W. Grant Stevens, M.D.................46.         2000        Director                         Compensation


     If any nominee is unable to or declines to serve as a director at the time of the annual meeting, the proxy holders will vote the shares which they represent for a nominee designated by the present board to fill the vacancy, unless the board, to the extent permitted, reduces the number of directors. It is not presently expected that any nominee will be unable or will decline to serve as a director.

Information Concerning the Nominees for Election

     Set forth below is information with respect to the nominees for election to the board of directors.

     Jonathan E. Wilfong, Chairman of the Board

     Mr. Wilfong is our founder and served as our chief executive officer until June 1998, and has served as chairman of the board of directors since 1997. From June 1996 to May 1997, Mr. Wilfong served as a consultant for OrthAlliance, Inc., a public company which provides business development services to orthodontic practices, and from May 1997 to May 1999 he served as chairman of the board of OrthAlliance, Inc. and continues to serve as a director. In 1996, Mr. Wilfong founded Newfound Capital Associates, an investment banking advisory firm. Mr. Wilfong is a certified public accountant, and from 1983 to 1996 was a partner with Price Waterhouse LLP in Atlanta, Georgia and Greenville, South Carolina where he worked primarily with high growth companies.

     Dennis E. Condon, President, Chief Executive Officer and Director

     Mr. Condon has served as our president and chief executive officer since June 1998 and has served as a director since December 15, 1999. From 1984 until joining us, Mr. Condon was employed by Mentor Corporation, an international supplier of medical products and technology, serving from 1991 to 1998 as president of the Mentor's medical device division specializing in aesthetic surgery implants and electromechanical medical instrumentation.

     William G. Armiger, M.D., F.AC.S.  Director

     Dr. Armiger has served as a director since January 15, 2000. Dr. Armiger has been practicing plastic surgery since 1976. From 1984 to present, Dr. Armiger has served as director of the Chesapeake Plastic Surgery Center in Baltimore, Maryland. He is a member of the American Medical Association, the American Society of Plastic and Reconstructive Surgeons and the American Society of Aesthetic Plastic Surgeons, as well as several other professional societies. Dr. Armiger is certified by both the American Board of Surgery and the American Board of Plastic Surgery. He is a fellow of the American College of Surgeons, and served as president and governor of the Maryland Chapter from 1990 to 1995. Dr. Armiger received his M.D. in 1972 from the University of Maryland School of Medicine, performed a general surgery internship at the University of Maryland Hospital, a residency in general surgery where he was appointed chief resident at St. Agnes Hospital in Baltimore, Maryland, a plastic surgery residency at Strong Memorial Hospital in Rochester, New York, and a post graduate fellowship in head and neck reconstructive surgery and oncology at the Roswell Memorial Institute in Buffalo, New York.

     Robert A. Ersek, M.D., F.A.C.S., Director

     Dr. Ersek has served as a director since December 15, 1999. Dr. Ersek has been practicing plastic surgery in Austin, Texas since 1978. In 1996, he formed Personique, Inc., a company focusing on patient orientation procedures. Dr. Ersek is the former President of both the Austin Plastic Surgery Society and the Lipoplasty Society of Board Certified Plastic Surgeons of North America. Since 1970, he has served as the Medical Director and a member of the Board of Directors of Genetic Laboratories Wound Care, a wound care product manufacturing company, now a wholly-owned subsidiary of Derma Science. Dr. Ersek is a member of the American Medical Association, a fellow of the American College of Surgeons and the American Board of Plastic Surgery, American Society of Plastic and Reconstructive Surgeons, and American Aesthetic Surgery Society. Dr. Ersek received his M.D. in 1966 from Hahnemann University Medical School, performed an internship and general surgery residency at the University of Minnesota, a residency in plastic surgery at Tulane University and a fellowship in plastic surgery at the University of Mississippi.

     John C. Schantz, M.D., F.A.C.S., Director

     Dr. Schantz has served as a director since December 15, 1999. Dr. Schantz founded Plastic Surgery Associates, P.C., a founding practice, in Lancaster, Pennsylvania in 1978. He currently serves as the Chief of the Division of Plastic Surgery at Lancaster General Hospital and serves on the active staff of HealthSouth Surgery Center of Lancaster. He is a member of the Governing Board, Department of Surgery and serves as Chairman, Surgical Practice Council at the Lancaster General Hospital. He is a member of the American Society of Plastic and Reconstructive Surgeons and a fellow of the American College of Surgeons. Dr. Schantz received his M.D. in 1971 from Hahnemann Medical College and completed his residency training at the Hershey Medical Center, Hershey, Pennsylvania.

     W. Grant Stevens, M.D., F.A.C.S.  Director.

     Dr. Stevens has served as a director since December 15, 1999. Dr. Stevens has served as President of W. Grant Stevens, M.D., Inc. (d/b/a/ Plastic Surgery Associates), a founding practice in Marina Del Ray, California, since 1988. Dr. Stevens is a Board Certified Diplomat of the American Board of Plastic Surgery and is a member of the American Society of Plastic and Reconstructive Surgeons, The American Society of Aesthetic Plastic Surgery, the California Society of Plastic Surgeons, as well as several other professional societies. Dr. Stevens is also on the clinical faculty at U.C.L.A. Dr. Stevens served as Chairman of the Department of Surgery and was on the Medical Executive Committee at Daniel Freeman Marina Hospital from 1989 through 1996. Dr. Stevens is an editorial advisory board member of Cosmetic Surgery Times, Plastic Surgery Products, and
Wounds: A Compendium of Current Research and Practice. Dr. Stevens received his M.D. with honors in 1980 from the Washington University School of Medicine in St. Louis, Missouri, where he also completed his plastic surgery training. Dr. Stevens also received the Special Congressional Certificate of Recognition and the Distinguished Service Citation from the Medical Board of California.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION
      OF THE SIX (6) NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

================================================================================
                                   ITEM NO. 2
                 PROPOSAL TO APPROVE THE PLASTIC SURGERY COMPANY
                          2000 STOCK COMPENSATION PLAN
================================================================================

     The board has determined that it is in the best interests of Plastic Surgery and its stockholders to adopt The Plastic Surgery Company 2000 Stock Compensation Plan (described below). In July 2000, the board adopted the plan and reserved 1,000,000 shares of common stock for issuance under the plan, subject to stockholder approval. A copy the complete plan is attached as Appendix A.

SUMMARY DESCRIPTION OF THE PLASTIC SURGERY COMPANY 2000 STOCK COMPENSATION PLAN

     General. The purpose of the plan is to attract and retain the best available personnel for positions of substantial responsibility with Plastic Surgery, to provide additional incentive to the employees and consultants of Plastic Surgery and its subsidiaries and to promote the success of our business. Options granted under the plan may be either "incentive stock options" or nonstatutory stock options. Stock purchase rights may also be granted under the plan.

     Administration.  The plan may generally be  administered  by the board or a
committee   appointed  by  the  board.  The  plan  administrator  may  make  any determinations deemed necessary or advisable for the plan.

     Eligibility. Nonstatutory stock options and stock purchase rights may be granted under the plan to employees, directors and consultants of Plastic Surgery and any parent or subsidiary of Plastic Surgery. Incentive stock options may be granted only to employees. The plan administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the exercise price and number of shares subject to each grant.

     Limitations. Section 162(m) of the Internal Revenue Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of Plastic Surgery. In order to preserve our ability to deduct the compensation income associated with options granted to such persons, the plan provides that no employee may be granted, in any fiscal year, options and stock purchase rights to purchase more than 500,000 shares of common stock. Notwithstanding this limit, however, in connection with such individual's initial employment with us, he or she may be granted options and stock purchase rights to purchase up to an additional 500,000 shares of common stock.

     Terms and Conditions of Options. Each option is evidenced by a stock option agreement between Plastic Surgery and the optionee, and is subject to the following terms and conditions:

          o Exercise Price. The plan administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value on the date the option is granted. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

          o Exercise of Option; Form of Consideration. The plan administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The plan permits payment to be made by cash, check, promissory note, other shares of common stock of Plastic Surgery (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

          o Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

          o Termination of Service. If an optionee's service relationship terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within three months of such termination to the extent that the option is vested on the date of termination and the option agreement does not provide otherwise (but in no event later than the expiration of the term of such option as set forth in the option agreement). The plan administrator has the discretion to increase the three-month period. Unless otherwise determined by the plan administrator, if an optionee's service relationship terminates due to the optionee's disability, the optionee generally may exercise the option within 12 months from the date of such termination. Unless otherwise determined by the plan administrator, if an optionee's service relationship terminates due to the optionee's death, the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance generally may exercise the option within 12 months from the date of such termination.

          o Nontransferability of Options. Unless otherwise determined by the plan administrator, options granted under the plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

          o Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the plan as may be determined by the plan administrator.

     Stock Purchase Rights. In the case of stock purchase rights, unless the plan administrator determines otherwise, the restricted stock purchase agreement shall grant Plastic Surgery a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with us for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The repurchase option shall lapse at a rate determined by the plan administrator.

     Adjustments Upon Changes in Capitalization. In the event that the stock of Plastic Surgery changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number of shares of stock subject to the plan, the number of shares of stock subject to any option or stock purchase right outstanding under the plan, and the exercise price of any such outstanding option or stock purchase right.

     In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The plan administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all or any part of the option or stock purchase right, including shares as to which the option or stock purchase right up until ten (10) days prior to such transaction.

     In the event of a merger with or into another corporation, or the sale of substantially all of the assets, the optionee shall fully vest in and have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable, at the discretion of the plan administrator. The plan administrator may allow for each outstanding option and stock purchase right to be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option or stock purchase right, the optionee shall fully vest in and have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable. In such event, the plan administrator is to notify the optionee that the option or stock purchase right is fully exercisable for thirty (30) days from the date of the notice and that the option or stock purchase right terminates upon expiration of that period.

     Amendment and Termination of the Plan. The board may amend, alter, suspend or terminate the plan, or any part of the plan, at any time and for any reason. However, we shall obtain stockholder approval for any amendment to the plan to the extent necessary and desirable to comply with applicable law. No such action by the board or stockholders may alter or impair any option or stock purchase right previously granted under the plan without the written consent of the optionee. Unless terminated earlier, the plan to terminate ten years from the date the plan was adopted by the board.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. The optionee recognizes no taxable income when an incentive option is granted, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For federal tax purposes, dispositions are divided into two categories, (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     If the optionee makes a disqualifying disposition of the option shares, then we will be entitled to an income tax deduction, for the taxable year in which the disposition occurs, equal to the excess of (i) the fair market value of the disposed shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the incentive option shares.

     Non-Statutory Options. Non-statutory options under the plan are classified, for federal tax purposes, as non-qualified stock options. The federal income tax treatment for non-qualified stock options under the plan is as follows:

          o Upon the grant of a non-qualified stock option, an optionee generally recognizes no taxable income. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will equal the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. That amount increases the grantee's basis in the stock acquired pursuant to the exercise of the non-qualified option. The optionee is required to satisfy the tax withholding requirements applicable to that income. Upon a subsequent sale of the stock, the grantee will incur short-term or long-term gain or loss depending upon the grantee's holding period for the shares and upon the shares' subsequent appreciation or depreciation in the value.

          o We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction generally will be allowed for by us in the taxable year that the optionee recognizes the ordinary income.

     Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as non-statutory stock options. However, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because we may repurchase the stock when the purchaser ceases to provide services to us. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when our right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to the right of repurchase.

     The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within 30 days of purchase), an election pursuant to
Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by us. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of Plastic Surgery.

     The foregoing is only a summary of the effect of federal income taxation upon optionees and Plastic Surgery with respect to the grant and exercise of options under the plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

     As described above, the employees of Plastic Surgery and its subsidiaries who will receive grants under the plan and the size of the grants are generally to be determined by the plan administrator in its discretion. Thus, it is not possible either to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PLASTIC
                 SURGERY COMPANY 2000 STOCK COMPENSATION PLAN.

================================================================================
                                   ITEM NO. 3
                        PROPOSAL TO RATIFY APPOINTMENT OF
                PLASTIC SURGERY'S INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

     The board has appointed, subject to ratification by the stockholders, Arthur Andersen LLP as our independent public accountants for the fiscal year ending December 31, 2000. Arthur Andersen LLP has been our independent auditor since 1999. The board believes that the continuation of Arthur Andersen LLP as our independent public accountants is beneficial to us and our stockholders.

     Representatives of Arthur Andersen LLP are not expected to be present at the annual meeting. However, we anticipate that representatives will be available by telephone and will have the opportunity to address the meeting, if they so desire, and respond to appropriate questions.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS ITEM.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any persons who own more than ten percent of the common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by the SEC regulations to furnish us with copies of all Section 16(a) forms filed. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 1999, all such Section 16(a) filing requirements were complied with.

                                  OTHER MATTERS

     We are unaware of any other matters to be presented at the annual meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote the proxy in accordance with their judgment.

               STOCKHOLDER PROPOSALS FOR THE 2001 PROXY STATEMENT

     Any stockholder proposal for Plastic Surgery's annual meeting in 2001 must be sent to the Secretary at the address of Plastic Surgery's principal executive office given under "company contact" on page 2. Any stockholder who wishes to present a proposal for the inclusion in the proxy statement for action at the 2001 annual meeting must comply with Plastic Surgery's certificate of incorporation and bylaws and the rules and regulations of the SEC then in effect. The deadline for receipt of a proposal to be considered for inclusion in Plastic Surgery's proxy statement is December 31, 2000. Additionally, management proxy holders for our 2001 annual meeting will have discretionary authority to vote on any stockholder proposal that is presented at such annual meeting, but that is not included in our proxy statement, unless notice of such proposal is received by the Secretary on or before February 26, 2001. On request, the Secretary will provide detailed instructions for submitting proposals.

--------------------------------------------------------------------------------
                WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING,
                     PLEASE SIGN THE PROXY AND RETURN IT IN
                          THE ENCLOSED STAMPED ENVELOPE
--------------------------------------------------------------------------------

                           THE PLASTIC SURGERY COMPANY

                ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 14, 2000
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS OF THE PLASTIC SURGERY COMPANY. The undersigned hereby appoints Jonathan E. Wilfong and Joseph E. Nida, and each of them, as proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment upon any other matter properly presented, all the shares of common stock of The Plastic Surgery Company held of record by the undersigned at the close of business on September 15, 2000, at the annual meeting of stockholders to be held on October 14, 2000 or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED HEREIN AS A DIRECTOR OF PLASTIC SURGERY, FOR THE RATIFICATION OF THE PLASTIC SURGERY 2000 STOCK COMPENSATION PLAN, AND FOR RATIFICATION OF ARTHUR ANDERSEN LLP AS PLASTIC SURGERY'S INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING DECEMBER 31, 2000.

Should any nominee decline or be unable to accept his nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the board of directors.

PLEASE MARK, SIGN, DATE AND RETURN THIS FORM PROMPTLY IN THE ENCLOSED ENVELOPE.



                                   SEE REVERSE

                                      SIDE

[X]      PLEASE MARK YOUR
         VOTES AS INDICATED IN
         THIS EXAMPLE.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees named herein and FOR Items 2 and 3.

1.   ELECTION OF DIRECTORS:
     (to serve until the 2001 Annual Meeting of Stockholders).

     Nominees:       1.  Jonathan E. Wilfong
                     2.  Dennis E. Condon
                     3.  William G. Armiger, M.D.
                     4.  Robert A. Ersek, M.D.
                     5.  John C. Schantz, M.D.
                     6.  W. Grant Stevens, M.D.

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the space provided below.)

EXCEPT, for vote withheld from the following nominee(s):
                                                        ------------------------


2. The proposal to approve The Plastic Surgery Company 2000 Stock Compensation Plan.

                                  [  ]  FOR [  ] AGAINST      [  ] ABSTAIN


3. The proposal to ratify the appointment of Arthur Andersen LLP as The Plastic Surgery Company's independent auditors for fiscal year 2000.

                                  [  ]  FOR [  ] AGAINST      [  ] ABSTAIN


Please indicate by a [ ] check mark whether you plan to attend the annual meeting.

               PLEASE SIGN YOUR NAME BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE THE FULL TITLE OR CAPACITY. IF A CORPORATION, PLEASE SIGN IN CORPORATE NAME BY AN AUTHORIZED OFFICER AND GIVE TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


                             ------------------------------------------------
                             PRINT NAME OF STOCKHOLDER


                             ------------------------------  ----------------
                             SIGNATURE(S)                    DATE

                                                                    APPENDIX A

================================================================================

                           THE PLASTIC SURGERY COMPANY
                          2000 STOCK COMPENSATION PLAN
================================================================================

1. Purposes of the Plan.  The purposes of this 2000 Stock Compensation Plan are:

     o To attract and retain the best available personnel for positions of substantial responsibility;
     o    To  provide   additional   incentive  to   Employees,   Directors  and
          Consultants; and
     o    To promote the success of The Plastic Surgery Company business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan. The Plan is intended to supersede and replace all existing Company stock option plans (the "Existing Plans"), except to the extent of options outstanding under the Existing Plans.

2. Definitions.  As used herein, the following definitions shall apply:

     (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

     (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means a committee of Service Providers appointed by the Board in accordance with Section 4. of the Plan.

     (f) "Common Stock" means the common stock of the Company.

     (g) "Company" means The Plastic Surgery Company a Georgia corporation.

     (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

     (i) "Director" means a member of the Board.

     (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

     (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or The NASDAQ SmallCap Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (iii)In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

     (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

     (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (r) "Option" means a stock option granted pursuant to the Plan.

     (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

     (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

     (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

     (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (x) "Plan" means The Plastic Surgery Company 2000 Stock Compensation Plan.

     (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

     (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

     (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (bb) "Section 16(b) " means Section 16(b) of the Exchange Act.

     (cc) "Service Provider" means an Employee, Director or Consultant.

     (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

     (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

     (ff)  "Subsidiary"  means  a  "subsidiary  corporation",   whether  now  or
hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is One Million (1,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

     (a) Procedure.

               (i)  Multiple  Administrative  Bodies.  Different Committees with
                    respect  to  different  groups  of  Service   Providers  may
                    administer the Plan.

               (ii) Section  162(m).   To  the  extent  that  the  Administrator
                    determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii)Rule 16b-3. To the extent desirable to qualify  transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i)  to determine the Fair Market Value;

               (ii) to select the Service  Providers  to whom  Options and Stock
                    Purchase Rights may be granted hereunder;

               (iii)to  determine  the  number of  shares of Common  Stock to be covered by each Option and Stock Purchase Right granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock

                    Purchase  Right  or the  shares  of  Common  Stock  relating
                    thereto,   based  in  each  case  on  such  factors  as  the
                    Administrator, in its sole discretion, shall determine;

               (vi) to reduce the exercise price of any Option or Stock Purchase
                    Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

               (vii) to institute an Option Exchange Program;


               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to  prescribe,  amend  and  rescind  rules  and  regulations relating  to  the  Plan,  including  rules  and  regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xii)to authorize  any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

               (xiii) to make  all  other  determinations  deemed  necessary  or advisable for administering the Plan.

     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

     (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     (c) The following limitations shall apply to grants of Options:

               (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

               (ii) In  connection  with his or her initial  service,  a Service
                    Provider may be granted Options to purchase up to an additional 500,000 Shares, which shall not count against the limit set forth in subsection (i) above.

               (iii)The foregoing limitations shall be adjusted  proportionately
                    in   connection   with   any   change   in   the   Company's
                    capitalization as described in Section 13.

               (iv) If an Option is  cancelled  in the same  fiscal  year of the
                    Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9. Option Exercise Price and Consideration.

     (a)  Exercise  Price.  The per share  exercise  price for the  Shares to be
issued   pursuant  to  exercise  of  an  Option  shall  be   determined  by  the
Administrator, subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a  Nonstatutory  Stock Option,  the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of
                    Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant;

               (iii)Notwithstanding  the foregoing,  Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i)  cash;

               (ii) check;

               (iii) promissory note;

               (iv) other Shares which (A) in the case of Shares  acquired  upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi) a reduction  in the amount of any Company  liability  to the
                    Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii) any combination of the foregoing methods of payment; or

               (viii) such other  consideration  and  method of payment  for the issuance  of Shares to the extent  permitted  by  Applicable
                    Laws.

10.  Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination or at the discretion of the Committee, if longer. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination or at the discretion of the Committee, if longer. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan, unless the Administrator determines the unvested Shares exercisable. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination or at the discretion of the Committee, if longer. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan, unless the Administrator determines the unvested shares exercisable. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11. Stock Purchase Rights.

     (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

     (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

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     (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

     (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

13.  Adjustments Upon Changes in  Capitalization,  Dissolution,  Merger or Asset
Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Optionee shall fully vest in and have the right to exercise the

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Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, at the discretion of the Administrators. The Administrators may allow for each outstanding Option and Stock Purchase Right to be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of thirty (30) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

15. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16. Conditions Upon Issuance of Shares.

     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock

Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

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